[DESCRIPTION]            REPUBLIC FUNDS/REPUBLIC ADVISOR FUNDS TRUST


                        Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                                 REPUBLIC FUNDS

                          REPUBLIC ADVISOR FUNDS TRUST
        .................................................................
                (Name of Registrant as Specified In Its Charter)


        .................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     ............................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     ............................................................

     (4) Proposed maximum aggregate value of transaction:


     ............................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................



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                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

Dear Shareholder:

     The enclosed proxy materials relate to a joint Special Meeting of the shareholders (the 'Meeting') of the Republic Funds and the Republic Advisor Funds Trust (the 'Companies') to be held on September 10, 1999 at 10:00 a.m., Eastern time, at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

     This Meeting is required because Republic National Bank of New York ('Republic'), which currently serves, directly or indirectly, as the manager or investment adviser to the Companies and their respective series (each a 'Fund' and collectively the 'Funds'), will undergo a change in control upon consummation of the acquisition by HSBC Holdings plc of Republic's parent holding company Republic New York Corporation ('RNYC') (the 'Acquisition'). As a result, subject to approval of the Acquisition by RNYC's shareholders and effective upon the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, the current advisory agreements (the 'Current Agreements') with Republic will terminate automatically by their terms. Termination of the Current Agreements will cause the automatic termination by their terms of related sub-advisory agreements (the 'Current Sub-Advisory Agreements') that Republic has entered into with certain non-affiliated investment advisers (the 'Sub-Advisers').


     The purpose of the Meeting is to obtain your approval of (1) new investment advisory agreements with Republic that will take effect upon closing of the Acquisition, on substantially the same terms as the Current Agreements ('New Advisory Agreements'), and (2) for those Funds that have Sub-Advisers, new sub-advisory agreements between Republic and the Sub-Advisers on substantially the same terms as the Current Sub-Advisory Agreements (the 'New Sub-Advisory Agreements')(collectively with the New Advisory Agreements, the 'New Contracts'), so that Republic and the same Sub-Advisers will continue in their existing relationship with the Funds following the Acquisition. If for any reason the shareholders meeting for any Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, your approval of the New Advisory Agreement and, if applicable, New Sub-Advisory Agreement(s) for that Fund will also constitute approval of the implementation of such New Contract(s) for an interim period beginning from the date the Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of such New Contract(s) ('Interim Period'), subject to the Companies receiving approval of the Securities and Exchange Commission ('SEC') of the implementation for the Interim Period. In such event, the Fund would pay the same advisory fees under the terms of the New Contract(s) as under the Current Agreement and, if applicable, the Current Sub-Advisory Agreement(s), but the fees would be held in an escrow account pending receipt of the necessary shareholder approvals of the New Contract(s). Any payment to the Adviser and, if applicable, Sub-Adviser(s) during the Interim Period would also need to be approved by the SEC.


     The Board of Trustees of each of the Companies has unanimously approved, and now asks that you vote FOR the proposals. Please take the time to review the enclosed proxy materials and vote your shares today. You may vote your shares in any one of three methods: (1) BY MAIL, by signing and returning the enclosed proxy card in the postage prepaid envelope provided; (2) BY TELEPHONE, by calling the toll-free number and following the telephone voting instructions included with the proxy materials; or (3) BY INTERNET, by contacting the website www.proxyvote.com and following the internet voting instructions included with the proxy materials. PLEASE MAKE THE EFFORT TO VOTE YOUR SHARES PROMPTLY, IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND PROXY SOLICITATIONS.

     An outside firm that specializes in proxy solicitation has been retained to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from D.F. King & Co. to ask for your vote. We hope that their telephone call does not inconvenience you.

     Thank you in advance for your prompt attention to this matter and for your continued investment in the Funds.

                                          Sincerely,

                                          /s/ Walter B. Grimm
                                          -----------------------
                                          WALTER B. GRIMM
                                          President and Secretary

August 11, 1999

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

                            ------------------------
                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 1999
                            ------------------------

     NOTICE IS HEREBY GIVEN that a joint Special Meeting of the shareholders (the 'Meeting') of the above-listed investment companies (the 'Companies') will be held at 10:00 a.m., Eastern time, on September 10, 1999 at 3435 Stelzer Road, Columbus, Ohio 43219-3035 for the following purposes:

          1. To approve, for each series of the Companies (each a 'Fund' and collectively, the 'Funds'), new investment advisory agreements with Republic National Bank of New York ('Republic') to take effect immediately following completion of the acquisition by HSBC Holdings plc of Republic's parent holding company, Republic New York Corporation (the 'Acquisition'). To the extent the shareholders meeting for any Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, your approval of the new advisory agreement with Republic for that Fund will also constitute approval of the implementation of such agreement during the period from the closing of the Acquisition through the date when the necessary shareholder approval of the new advisory agreement for that Fund has been obtained, subject in such event to receiving approval of the Securities and Exchange Commission ('SEC) of the implementation during such interim period;


          2. To approve, for those Funds with respect to which Republic has entered into sub-advisory agreements with certain non-affiliated investment advisers (each a 'Sub-Adviser' and collectively, the 'Sub-Advisers'), new sub-advisory agreements between Republic and the Sub-Advisers to take effect immediately following completion of the Acquisition. To the extent the shareholders meeting for any Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, your approval of the new sub-advisory agreement(s) for that Fund will also constitute approval of the implementation of such agreement(s) during the period from the closing of the Acquisition through the date when the necessary shareholder approvals of the new sub-advisory agreement(s) for that Fund have been obtained, subject in such event to receiving approval of the SEC of the implementation during such interim period; and


          3. To transact such other business as may properly come before the Meeting and any adjournment thereof.


     This is a combined Notice and Proxy Statement for all of the Funds. The shareholders of each Fund will vote only on those matters being considered by their Fund. If you own shares of more than one of the Funds, you will receive a separate proxy for each Fund. Please vote ALL proxies promptly, whether you cast your vote(s) by mail, by telephone or by internet.


     Shareholders of record as of the close of business on July 30, 1999 are the only persons entitled to notice of, and to vote at, the Meeting or any adjournment thereof. You are cordially invited to attend the Meeting. All shareholders are requested to vote each enclosed proxy card promptly, whether you cast your vote(s) by mail, by telephone or by internet. THE BOARD OF TRUSTEES OF EACH OF THE COMPANIES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE(S) 'FOR' THE PROPOSAL.


     PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE EACH PROXY, WHETHER YOU CAST YOUR VOTE BY MAIL, BY TELEPHONE OR BY INTERNET.


                                          By Order of the Boards of Trustees

                                          /s/ Walter B. Grimm
                                          -----------------------
                                          WALTER B. GRIMM
                                          President and Secretary

Columbus, Ohio
August 11, 1999

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

                           --------------------------
                                PROXY STATEMENT
                           --------------------------

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 1999

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES ON BEHALF OF THE BOARDS OF TRUSTEES OF THE ABOVE-LISTED INVESTMENT COMPANIES (individually a 'Company' and collectively the 'Companies'), for use at a joint Special Meeting of Shareholders (the 'Meeting') of the Companies to be held at 10:00 a.m., Eastern time, on September 10, 1999 at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ('Notice'). The date of the first mailing of this proxy statement was on or about August 11, 1999.

     Each Company is composed of one or more separate series or portfolios, each of which is referred to herein as a 'Fund.' Each Company is a registered management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), and is organized as a Massachusetts business trust. The current series of Republic Funds are Republic U.S. Government Money Market Fund, Republic Money Market Fund, Republic New York Tax-Free Money Market Fund, Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund. The current series of Republic Advisor Funds Trust ('RAFT') are Republic Fixed Income Fund, Republic International Equity Fund and Republic Small Cap Equity Fund.

     Certain of the Funds (the 'Feeder Funds') seek to achieve their investment objective by investing in a series of Republic Portfolios (each a 'Portfolio' and collectively the 'Portfolios'), which also is a registered, management investment company under the 1940 Act. The Feeder Funds are Republic Bond Fund and Republic Fixed Income Fund, both of which invest in the Republic Fixed Income Portfolio; Republic Overseas Equity Fund and Republic International Equity Fund, both of which invest in the Republic International Equity Portfolio; and Republic Opportunity Fund and Republic Small Cap Equity Fund, both of which invest in the Republic Small Cap Equity Portfolio. Under the rules applicable to master-feeder fund relationships, whenever a Feeder Fund is requested to vote on a matter pertaining to a Portfolio, the Feeder Fund shall hold a meeting of its shareholders to consider the matter. Accordingly, the shareholders of each Feeder Fund are also being asked to vote on the proposal insofar as it relates to the Portfolio in which the Feeder Fund invests.

     Copies of each Fund's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. Copies of the reports are available without charge upon request to the Companies by calling 1-800-782-8183 or by writing to the above address.

     Shareholders of record at the close of business on July 30, 1999 (the 'Record Date') are entitled to notice of, and to vote at, the Meeting. Approval of the Proposal requires a vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy at the Meeting; or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less ('Majority Shareholder Vote').

     Each Feeder Fund will cast ALL of its votes at the meeting of investors in the Portfolio in the same proportion as the votes of the Feeder Fund's shareholders even if all Feeder Fund shareholders did not vote. Each Portfolio, however, has more than one Feeder Fund investor and, accordingly, it is possible that the shareholders of a single Feeder Fund may vote differently from the other investors in the Portfolio, resulting in a final Portfolio vote on the proposal for a position opposite from the vote of an individual Feeder Fund. In such event, the Trustees of the Feeder Fund may determine to withdraw a Feeder Fund's investment in its corresponding Portfolio, although the Trustees currently anticipate that they will continue to invest in the corresponding Portfolio. In addition, each Portfolio has other feeder funds also managed by Republic that are not registered in the United States (the 'Offshore Funds') that have invested in the Portfolios. Republic intends to vote the interests of the Offshore Funds in the same proportion as the votes cast by the Feeder Funds on the Proposal.

     Exhibit A hereto sets forth for each Fund as of the close of business on the Record Date, the number of shares outstanding and those persons that, to the knowledge of the Companies, owned 5% or more of the outstanding shares.

                                   PROPOSAL 1

        APPROVAL OF NEW INVESTMENT ADVISORY CONTRACTS AND IMPLEMENTATION
            OF NEW CONTRACTS PENDING RECEIPT OF SHAREHOLDER APPROVAL

     Approval of Proposal One includes approval of the matters discussed below.

SUMMARY OF ACQUISITION TRANSACTION

     Pursuant to a Transaction Agreement and Plan of Merger dated May 10, 1999 among HSBC Holdings plc ('HSBC'), Republic New York Corporation ('RNYC') and Safra Republic Holdings S.A., subject to approval by RNYC's common stockholders, RNYC Merger Corporation, a wholly owned subsidiary of HSBC, will merge with and into RNYC, the parent company of Republic National Bank of New York ('Republic'), with RNYC as the surviving corporation (the 'Acquisition'). In the Acquisition each issued and outstanding share of RNYC common stock will be converted into the right to receive $72.00 per share in cash. Subsequent to the Acquisition, HSBC USA Inc., an indirect subsidiary of HSBC, will merge with and into RNYC (the 'Holding Company Merger'), with RNYC, the surviving corporation, to be renamed 'HSBC USA Inc.' As a combined result of the Acquisition and the Holding Company Merger, Republic will be a wholly owned subsidiary of HSBC USA Inc. and an indirect wholly owned subsidiary of HSBC. Following the Acquisition and the Holding Company Merger, Republic will convert from a national banking association to a New York State chartered trust company with the name 'Republic Bank of New York' and HSBC Bank USA, a wholly owned subsidiary of HSBC USA Inc., will merge with and into the converted Republic, with Republic, the surviving bank, to be renamed HSBC Bank USA.

ABOUT THE ADVISORY AGREEMENTS

     Shareholders of the Funds are being asked to approve new investment advisory agreements (the 'New Advisory Agreements') with Republic which will take effect upon completion of the Acquisition. Approval of the New Advisory Agreements is required because the current investment advisory agreements (the 'Current Agreements') with Republic will terminate automatically upon completion of the Acquisition. Although subsequent to the Acquisition Republic will convert to a New York State chartered bank and HSBC Bank USA will merge with and into Republic under the name 'HSBC Bank USA', neither the conversion nor the merger will result in a further change in control of Republic and thus the New Advisory Agreements will continue without need for further shareholder approval. Republic will continue to manage the Fund under the New Advisory Agreements in the same manner as it currently does. The terms of the New Advisory Agreements will be substantially the same as the terms of the Current Agreements.

     The Current Agreements were last approved by the Companies' Boards of Trustees, including a majority of the Trustees who were not parties to the Current Agreements or interested persons of such parties, at a meeting held on May 3, 1999. The Current Agreements with respect to the U.S. Government Money Market Fund and New York Tax-Free Money Market Fund were last approved by shareholders on October 6, 1994. The Current Agreement with respect to the Republic Money Market Fund was approved by its initial shareholder on November 1, 1998. The Current Agreement with respect to the Republic New York Tax-Free Bond Fund was last approved by shareholders on May 15, 1998. The Current Agreements with respect to the Republic Equity Fund, the Republic Fixed Income Portfolio, the Republic International Equity Portfolio and the Republic Small Cap Equity Portfolio were last approved by shareholders on March 12, 1998.

     For its services under the Current Agreements, Republic is entitled to receive compensation from (i) the Republic U.S. Government Money Market Fund at an annual rate equal to .20% of average daily net assets; (ii) the Republic New York Tax-Free Money Market Fund at an annual rate equal to .15% of average daily net assets; (iii) the Republic Money Market Fund at an annual rate equal to .20% of average daily net assets; (iv) the Republic New York Tax-Free Bond Fund at an annual rate equal to .25% of average daily net assets; (v) the Republic Equity Fund at an annual rate equal to .175% of average daily net assets; (vi) the Republic Fixed Income Portfolio at an annual rate equal to .20% of average daily net assets; (vii) the Republic International Equity Portfolio at an annual rate equal to .25% of average daily net assets; and (viii) the Republic Small Cap Equity Portfolio at an annual rate equal to .25% of average daily net assets.

     For the fiscal year ended October 31, 1998 (and, in the case of the U.S. Government Money Market Fund, the fiscal year ended September 30, 1998), the advisory fees payable to Republic (i) by the U.S. Government Money Market Fund aggregated $172,190 (and $1,534,571), of which $86,095 (and $767,275) was waived by Republic; (ii) by the Republic New York Tax-Free Money Market Fund aggregated $217,204, $116,131 of which was waived by Republic; (iii) by the Republic Money Market Fund aggregated $0 because the Fund did not commence operations until November 9, 1998; (iv) by the Republic New York Tax-Free Bond Fund aggregated $75,805, $65,782 of which was waived by Republic; (v) by the Republic Equity Fund aggregated $331,506, none of which was waived by Republic; (vi) by the Republic Fixed Income Portfolio aggregated $288,913, none of which was waived by Republic; (vii) by the Republic International Equity Portfolio aggregated $562,443, none of which was waived by Republic; and (viii) by the Republic Small Cap Equity Portfolio aggregated $517,892, $59,125 of which was waived by Republic.

     A form of each of the proposed New Advisory Agreements is included as part of Exhibit B to these proxy materials. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit B.



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



SUMMARY OF TERMS OF THE NEW ADVISORY AGREEMENTS


     Under the Current and New Advisory Agreements, subject to the general supervision and control of the Boards of Trustees, Republic, which from and after the conversion and bank merger will be named HSBC Bank USA (hereinafter 'Republic/HSBC Bank USA'), is required to:

          (a) provide investment guidance and policy direction in connection with the management of each Fund/Portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character;

          (b) determine the securities to be purchased or sold by each Fund/Portfolio and place orders pursuant to its determinations;

          (c) determine what portion of each Fund/Portfolio's portfolio shall be invested in securities described by the policies of such Fund/Portfolio and what portion, if any, should be invested otherwise or held uninvested;

          (d) provide administrative assistance to the officers of the Funds/Portfolios in connection with the operation of the Funds/Portfolios;

          (e) make investments for the account of each Fund/Portfolio in accordance with its best judgment and within all applicable investment objectives, restrictions, laws and regulations;

          (f) furnish periodic reports on the investment performance of each Fund/Portfolio and on the performance of its obligations under the New Advisory Agreements to the Board; and

          (g) provide all services, equipment and facilities necessary to perform its obligations under the New Advisory Agreements.

     Under the Current and New Advisory Agreements for all the Funds except the money market funds, Republic may appoint and employ one or more sub-advisers to provide all or any portion of the services contemplated under the New Advisory Agreements, subject to the supervision and oversight of Republic, without shareholder approval, subject only to receipt of exemptive relief which has been requested from the SEC.

     The Current and New Advisory Agreements provide that Republic and Republic/HSBC Bank USA, respectively, shall not be liable under the Agreements for any mistake in judgment or in any other event whatsoever, provided that nothing in the Agreements shall be deemed to protect Republic and Republic/HSBC Bank USA, respectively, against any liability to the Fund/Portfolio or its investors to which Republic and Republic/HSBC Bank USA, respectively, would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreements, or by reason of its reckless disregard of its obligations and duties thereunder.

     The New Advisory Agreements will remain in effect for an initial term of two years and will continue in effect thereafter from year to year with respect to each of the Funds/Portfolios, provided this continuance is approved annually
(i) by the holders of a majority of the outstanding voting securities of the respective Fund/Portfolio or by the Board of Trustees of the Fund/Portfolio and
(ii) by a majority of the trustees who are not parties to the New Advisory Agreements or 'interested persons' (as defined in the 1940 Act) of any such party, at a meeting called for the purpose of voting on the New Advisory Agreements. The New Advisory Agreements may be terminated without penalty by either party on 60 days' written notice and will terminate automatically if assigned.




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



ABOUT THE IMPLEMENTATION OF THE NEW ADVISORY AGREEMENTS PENDING SHAREHOLDER APPROVAL


     The Current Agreements will terminate automatically on the effective date of the Acquisition (the 'Acquisition Effective Date'). Although the Acquisition Effective Date is after the Meeting, if the Companies are forced to adjourn the Meeting with respect to any Fund because a quorum is not available or for any other reason, the Current Agreement with respect to that Fund could terminate before a shareholders meeting for that Fund can be rescheduled. In order that Republic may continue to provide investment advisory services to that Fund in such event, the Companies are seeking approval from the shareholders to implement the New Advisory Agreement for that Fund during an interim period pending receipt of shareholder approval.


     To be able to implement the New Advisory Agreement for a Fund during the interim period pending shareholder approval, the Companies would have to obtain permission from the Securities and Exchange Commission (the 'SEC') by filing an exemptive application for relief from certain provisions of the 1940 Act. With the SEC's approval, Republic could be paid retroactively the advisory fees it earns during the Interim Period. Before the SEC approval is obtained, Republic may be paid the cost of providing investment advisory services to that Fund but not the full advisory fee. After the SEC approval, the advisory fees would be set aside in an escrow account until the New Advisory Agreement with respect to that Fund is approved by the Fund's shareholders.


                                   PROPOSAL 2

          APPROVAL OF NEW SUB-ADVISORY CONTRACTS AND IMPLEMENTATION OF
             NEW CONTRACTS PENDING RECEIPT OF SHAREHOLDER APPROVAL

ABOUT THE SUB-ADVISORY AGREEMENTS

     As investment manager, Republic has entered into sub-advisory contracts (the 'Current Sub-Advisory Agreements') with non-affiliated investment firms (the 'Sub-Advisers') with respect to each of the Portfolios and the Equity Fund (collectively the 'Sub-Advised Funds'). The Sub-Advisers are Alliance Capital Management, L.P. ('Alliance') and Brinson Partners, Inc. ('Brinson'), with respect to the Republic Equity Fund; Miller Anderson & Sherrerd ('MAS'), with respect to the Republic Fixed Income Portfolio; Capital Guardian Trust Company ('CGTC'), with respect to the Republic International Equity Portfolio; and MFS Institutional Advisors, Inc. ('MFSI'), with respect to the Republic Small Cap Equity Portfolio. Each Current Sub-Advisory Agreement terminates by its own terms upon the termination of the Current Agreements. Shareholders of the Funds are being asked to approve new sub-advisory contracts (the 'New Sub-Advisory Agreements') with the Sub-Advisers so that the same Sub-Advisers that currently manage the Sub-Advised Funds will continue to do so after the Acquisition. The terms of the New Sub-Advisory Agreements will be substantially the same as the terms of the Current Sub-Advisory Agreements.

     The Current Sub-Advisory Agreements were last approved by the Companies' Boards of Trustees, including a majority of the Trustees who were not parties to the Current Sub-Advisory Agreements or interested persons of such parties, at a meeting held on May 3, 1999, and were last approved by shareholders on March 12, 1998.

     For services under their respective Current Sub-Advisory Contracts, (i) Alliance is entitled to receive compensation from the Republic Equity Fund at an annual rate equal to .325% of net assets up to $50 million, .25% of net assets over $50 million up to $100 million, .20% of net assets over $100 million up to $200 million, and .15% of net assets over $200 million; (ii) Brinson is entitled to receive


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


compensation from the Republic Equity Fund at an annual rate equal to .325% of net assets up to $50 million, .25% of net assets over $50 million up to $100 million, .20% of net assets over $100 million up to $200 million, and .15% of net assets over $200 million; (iii) MAS is entitled to receive compensation from the Republic Fixed Income Portfolio at an annual rate equal to .375% of net assets up to $50 million, .25% of net assets over $50 million up to $95 million, $300,000 on net assets over $95 million up to $150 million, .20% of net assets over $150 million up to $250 million, and .15% of net assets over $250 million;
(iv) CGTC is entitled to receive compensation from the Republic International Equity Portfolio at an annual rate equal to .70% of net assets up to $25 million, .55% of net assets over $25 million up to $50 million, .425% of net assets over $50 million up to $250 million, and .375% of net assets over $250 million; and (v) MFSI is entitled to receive compensation from the Republic Small Cap Equity Portfolio at an annual rate equal to .75% of net assets up to $50 million, and .60% of net assets over $50 million.

     For the fiscal year ended October 31, 1998, the advisory fees paid to the Sub-Advisers aggregated (i) $285,468 to Alliance from the Republic Equity Fund;
(ii) $285,468 to Brinson from the Republic Equity Fund; (iii) $350,214 to MAS from the Republic Fixed Income Portfolio; (iv) $1,057,392 to CGTC from the Republic International Equity Portfolio; and (v) $1,346,644 to MFSI from the Republic Small Cap Equity Portfolio.

     A form of each of the proposed New Sub-Advisory Agreements is included as part of Exhibit C to these proxy materials. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit C.



SUMMARY OF TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

     Under the Current and New Sub-Advisory Agreements, the Sub-Adviser for a Fund will provide a continuous investment program for the relevant Fund/Portfolio, including deciding what securities will be purchased and sold by the Fund/Portfolio, when the purchases and sales are to be made, arranging for purchases and sales, and providing investment management and research services, all in accordance with the provisions of the 1940 Act, the governing documents of the Fund/Portfolio, the investment objectives, fundamental policies and restrictions of the Fund/Portfolio, any policies and determinations of the Board, and applicable provisions of the Internal Revenue Code.

     As compensation for services to the Fund/Portfolio under the New Sub-Advisory Agreements, the Sub-Advisers will be entitled to receive from the Fund/Portfolio fees calculated at the same rate as those charged under the Current Sub-Advisory Agreements detailed above. The New Sub-Advisory Agreements will continue in effect for two years from their effective date, and will continue in effect thereafter for successive annual periods, provided continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the appropriate Board or
(2) a vote of the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund/Portfolio, and (3) in either event by a majority of the non-interested Trustees of the Board. The New Sub-Advisory Agreements may be terminated at any time, without penalty, by either party upon 30 days' written notice and will terminate automatically upon assignment and termination of the Advisory Agreements.

     The Current and New Sub-Advisory Agreements provide that the Sub-Adviser shall not be liable for any error of judgment, mistake of law or any loss suffered by the Fund/Portfolio or its shareholders in connection with matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

ABOUT THE IMPLEMENTATION OF THE NEW SUB-ADVISORY AGREEMENTS PENDING SHAREHOLDER APPROVAL


     The Current Sub-Advisory Agreements will terminate automatically on the Acquisition Effective Date. Although the Acquisition Effective Date is after the Meeting, if the Companies are forced to adjourn the Meeting with respect to any Fund because a quorum is not available or for any other reason, the Current Sub-Advisory Agreement(s) with respect to that Fund could terminate before a shareholders meeting for that Fund can be rescheduled. In order that the Sub-Adviser(s) may continue to provide investment advisory services to that Fund in such event, the Companies are seeking approval from the shareholders to implement the New Sub-Advisory Agreement(s) for that Fund during an interim period pending receipt of shareholder approval.


     To be able to implement the New Sub-Advisory Agreement(s) for a Fund during the interim period pending shareholder approval, the Companies would have to obtain permission from the SEC by filing an exemptive application for relief from certain provisions of the 1940 Act. With the SEC's approval, the Sub-Adviser(s) could be paid retroactively the advisory fees they earn during the Interim Period. Before the SEC approval is obtained, the Sub-Adviser(s) may be paid the cost of providing investment advisory services to the Companies but not the full advisory fee. After the SEC approval, the advisory fees would be set aside in an escrow account until the New Sub-Advisory Agreement(s) with respect to that Fund are approved by the Fund's shareholders.

                                     * * *

INFORMATION ABOUT REPUBLIC AND THE SUB-ADVISERS AFTER THE ACQUISITION

     Republic, whose principal business address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to each Portfolio pursuant to the Current Agreements. Republic also serves as investment adviser to the U.S. Government Money Market Fund, the Money Market Fund, the New York Tax-Free Money Market Fund and the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Republic is currently a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. The principal business address of Republic New York Corporation is 452 Fifth Avenue, New York, New York 10018. As of December 31, 1998, Republic was the 17th largest commercial banking organization in the United States measured by deposits.

     Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased.

     As mentioned in the 'Summary of Acquisition Transaction' above, subsequent to the closing of the Acquisition, HSBC Bank USA will merge with and into Republic. The surviving bank, to be renamed HSBC Bank USA, will be an indirect wholly owned subsidiary of HSBC, a British based holding company which is one of the largest banking and financial services organizations in the world with operations in Europe, Asia-Pacific, North America and Latin America. HSBC has dual primary listings on the London and Hong Kong stock exchanges and since July 16, 1999 its American Depository Receipts (ADRs) have been listed on the New York Stock Exchange. It has a network of more than 5,000 offices in 79 countries and territories providing a comprehensive range of financial services to personal, corporate, institutional and private banking clients. At December 31, 1998, HSBC had total assets of $483.1 billion, total deposits of $343.3 billion and total shareholders' equity of $27.4 billion.

     In succeeding to the business of Republic, Republic/HSBC Bank USA and its affiliates may have deposits, loan and other commercial banking relationships with issuers of obligations purchased by the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. At December 31, 1998, HSBC Bank USA had total assets of $33.8 billion, total deposits of $27.3 billion and total shareholder's equity of $2.4 billion.

     Republic's current directors and principal executive officers are set forth in Exhibit D. The address of each as it relates to his or her duties at Republic is the same as that of Republic. At this time the identity of the directors and principal executive officers of Republic/HSBC Bank USA has not yet been determined, but will be selected from the current directors and executive officers of Republic and HSBC Bank USA. Accordingly, Exhibit D sets forth certain information about the principal executive officers and directors of both Republic and HSBC Bank USA.

     ADDITIONAL INFORMATION ABOUT REPUBLIC AND HSBC BANK USA AND CERTAIN INFORMATION ABOUT THE SUB-ADVISERS IS SET FORTH IN EXHIBIT D.


EVALUATION BY THE BOARDS OF TRUSTEES

     In determining to approve the New Advisory Agreements and the New Sub-Advisory Agreements and to recommend approval to shareholders, the Board of Trustees of each of the Companies, including the Trustees who are not interested persons of Republic currently or of Republic/HSBC Bank USA, considered various matters and materials provided by Republic. Information considered by the Trustees included, among other things, the following:

          (a) Republic's representation that the Funds will continue to be managed under the New Advisory Agreements and New Sub-Advisory Agreements by the same parties and in the same manner as under the Current Agreements and Current Sub-Advisory Agreements;

          (b) the compensation to be paid to Republic/HSBC Bank USA and the Sub-Advisers under the New Advisory Agreements and New Sub-Advisory Agreements is the same as the compensation paid to Republic and the Sub-Advisers under the Current Agreements and Current Sub-Advisory Agreements;

          (c) the fairness of such compensation;

          (d) the nature and quality of the services to be rendered;

          (e) the results achieved for the Funds;

          (f) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Republic (and, to the extent currently relevant, HSBC Bank (USA)) and the Sub-Advisers; and

          (g) the terms and provisions of the New Advisory Agreements and New Sub-Advisory Agreements and Current Agreements and Current Sub-Advisory Agreements.

     Based on their reviews, the Boards have determined that, by approving the New Advisory Agreements and New Sub-Advisory Agreements, the Funds can best be assured that services from Republic (Republic/HSBC Bank USA following the conversion and bank merger) and the Sub-Advisers will be provided without interruption following the Acquisition. The Boards believe that retaining Republic (Republic/HSBC Bank USA following the conversion and bank merger) and the Sub-Advisers to continue to serve as investment manager or adviser or sub-adviser of the Funds following the Acquisition is in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees of each of the Companies unanimously approved the New Advisory Agreements and New Sub-Advisory Agreements and voted to recommend their approval by the Funds' shareholders.

REQUIRED VOTE

     Approval of Proposals 1 and 2 with respect to a Fund requires an affirmative Majority Shareholder Vote of that Fund.


OTHER VOTING INFORMATION

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. You may vote your shares in any one of three methods: (1) BY MAIL, by signing and returning the enclosed proxy card in the postage prepaid envelope provided; (2) BY TELEPHONE, by calling the toll-free number and following the telephone voting instructions included with the proxy materials; or (3) BY INTERNET, by contacting the website www.proxyvote.com and following the internet voting instructions included with the proxy materials.


     Shares represented by timely proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the attached Notice. A proxy may be revoked at any time prior to its exercise by written notice, by delivery of a subsequent proxy (whether by mail, by telephone or by internet), or by voting in person at the Meeting. However, attendance at the Meeting alone will not serve to revoke the proxy.

     Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted for quorum purposes. However, abstentions and non-votes will have the same effect as a negative vote on those proposals requiring a Majority Shareholder Vote.

     In the event that a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, the persons named as proxies will vote proxies in favor of such an adjournment. A shareholder vote may be taken on any or all of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

THE TRUSTEES' RECOMMENDATION

     EACH OF THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' BOTH PROPOSALS 1 AND 2.

                                   PROPOSAL 3

                                 OTHER MATTERS

     The Trustees know of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

OTHER SERVICE PROVIDERS

     BISYS Fund Services ('BISYS'), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as administrator to the Funds pursuant to Administration Agreements dated as of November 1, 1998. BISYS is also distributor for shares of the Funds.


EXPENSES OF THE MEETING

     None of the costs of the Meeting, including the solicitation of proxies, will be paid by the Funds or Shareholders. Shareholders will not pay the expenses incurred in obtaining SEC approval to implement the New Contracts prior to their having received shareholder approval. The principal solicitation of the proxies will be by mail, but proxies also may be solicited by telephone or personal interview by officers or agents of each Company, or by D.F. King & Co., the proxy solicitation firm retained by the Companies. Pursuant to an agreement with the Companies, D.F. King & Co. will provide advisory, consulting and proxy solicitation services for compensation estimated to be between $15,000 and $20,000.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

     The Companies do not intend to hold Shareholder Meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by a Company at 3435 Stelzer Road, Columbus, Ohio 43219-3035
Attention: Secretary within a reasonable time prior to the Company's solicitation of proxies relating to such meeting.

ANNUAL AND SEMI-ANNUAL REPORTS

     The Companies will furnish without charge a copy of a fund's annual report and most recent semi-annual report upon request. Shareholders should contact BISYS at 1-800-782-8183 to receive annual or most recent semi-annual reports.

     YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Trustees

                                          /s/ Walter B. Grimm
                                          -----------------------
                                          WALTER B. GRIMM
                                          President and Secretary

August 11, 1999

                                                                       EXHIBIT A

                                 SHAREHOLDINGS

     Set forth below for each Fund are the names, addresses and number and percentage of shares owned by those persons identified on the Fund's records as owning more than 5% of the outstanding shares of any class of the Fund's shares.

                                 REPUBLIC FUNDS

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
                                                                                       SHARES
    NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER    CLASS   SHARES OWNED      OF CLASS
    ------------        --------------------------------    -----   ------------      --------
U.S. Government       BHC Securities Inc.                     A     97,005,426.357     10.6917%
Money Market Fund     Trade House Account
                      One Commerce Square
                      20005 Market Square
                      Philadelphia, PA 19103

                      Republic National Bank                  A    796,532,806.800     87.7920
                      10 E. 40th Street, 10th Floor
                      New York, NY 10016

                      BHC Securities Inc.                     B        105,110.870     88.5056
                      FAO 27924814
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          7,864.180      6.6218
                      FAO 27909347
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      Wachovia Bank N.A.                      Y      6,496,623.040     16.0816
                      Plan of Republic NY Corp.
                      Subsidiaries
                      P.O. Box 3073
                      301 N. Main Street, MC NC 31057
                      Winston-Salem, NC 27150

                      Kinco & Co.                             Y     30,146,440.180     74.6238
                      One Hanson Place
                      Brooklyn, NY 11243

                      BHC Securities Inc.                     Y      2,727,910.759      6.7526
                      Trade House Account
                      One Commerce Square
                      2005 Market Street
                      Philadelphia, PA 19103


                                                  (table continued on next page)

(table continued from previous page)

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
                                                                                       SHARES
    NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER    CLASS   SHARES OWNED      OF CLASS
    ------------        --------------------------------    -----   ------------      --------
Money Market Fund     BHC Securities Inc.                     A     10,709,748.150      5.8613%
                      Attention Cash Sweeps Department
                      2005 Market Street
                      Philadelphia, PA 19103

                      Republic National Bank                  A    171,887,787.660     94.0719
                      10 E. 40th Street, 10th Floor
                      New York, NY 10016

                      Kinco and Co.                           Y     49,216,699.990     35.6968
                      1 Hanson Place, Lower Level
                      Brooklyn, NY 11243

                      Republic National Bank                  Y     53,905,560.790     39.0976
                      10 E. 40th Street, 10th Floor
                      New York, NY 10016

                      BHC Securities Inc.                     Y     28,876,607.020     20.9441
                      Trade House Account
                      Attention Mutual Funds Department
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

New York Tax-Free     Republic National Bank                  A    106,431,777.830     93.6465
Money Market Fund     10 E 40th Street, 10th Floor
                      New York, NY 10016

                      BISYS Fund Services Ohio Inc.           B             10.080    100.0000
                      3435 Stelzer Road, Suite 1000
                      Columbus, OH 43219

                      Kinco & Co.                             Y      4,720,358.020     35.9591
                      One Hanson Place
                      Brooklyn, NY 11243

                      Kinco & Co.                             Y      8,394,275.930     63.9465
                      One Hanson Place
                      Brooklyn, NY 11243

New York Tax-Free     BHC Securities Inc.                     A      1,837,806.828     95.2335
Bond Fund             Trade House Account
                      One Commerce Square
                      20005 Market Square
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          4,893.182      8.8600
                      FAO 27950681
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                                                  (table continued on next page)

(table continued from previous page)

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
                                                                                       SHARES
    NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER    CLASS   SHARES OWNED      OF CLASS
    ------------        --------------------------------    -----   ------------      --------
                      BHC Securities Inc.                     B          6,281.307     11.3734%
                      FAO 27040390
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          9,805.366     17.7543
                      FAO 27988735
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          3,765.934      6.8189
                      FAO 27919959
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B         23,501.713     42.5540
                      FAO 27116747
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          2,781.799     14.5505
                      FAO 27212720
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          1,395.893      7.3014
                      FAO 27178863
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          3,153.899     16.4968
                      FAO 27089126
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          9,234.461     48.3019
                      FAO 27175242
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          1,858.164      9.7193
                      FAO 27176487
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      Kinco and Co.                           Y         42,464.365      5.1429
                      FBO 5939
                      Republic National Bank
                      One Hanson Place, Lower Level
                      Brooklyn, NY 11243

                                                  (table continued on next page)

(table continued from previous page)


                                                                                     PERCENT OF
                                                                                     OUTSTANDING
                                                                                       SHARES
    NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER    CLASS   SHARES OWNED      OF CLASS
    ------------        --------------------------------    -----   ------------      --------
                      Kinco and Co.                           Y         59,961.487      7.2620%
                      FBO D10496
                      Republic National Bank
                      One Hanson Place, Lower Level
                      Brooklyn, NC 11243

                      Kinco and Co.                           Y         59,961.487      7.2620
                      FBO D10497
                      Republic National Bank
                      One Hanson Place, Lower Level
                      Brooklyn, NY 11243

                      Kinco and Co.                           Y         59,961.658      7.2620
                      FBO D10498
                      Republic National Bank
                      One Hanson Place, Lower Level
                      Brooklyn, NY 11243

                      Kinco and Co.                           Y        197,130.853     23.8747
                      FBO D10114
                      Republic National Bank
                      One Hanson Place, Lower Level
                      Brooklyn, NY 11243

Bond Fund             BHC Securities Inc.                     A        514,686.318     100.000
                      Trade House Account
                      One Commerce Square
                      20005 Market Square
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          5,183.228     14.1459
                      FAO 27932499
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          7,693.896     20.9979
                      FAO 27969218
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          2,590.542      7.0700
                      FAO 27910459
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          3,880.250     10.5898
                      FAO 27110694
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                                                  (table continued on next page)

(table continued from previous page)


                                                                                     PERCENT OF
                                                                                     OUTSTANDING
                                                                                       SHARES
    NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER    CLASS   SHARES OWNED      OF CLASS
    ------------        --------------------------------    -----   ------------      --------
                      BHC Securities Inc.                     C          2,296.366     21.6106%
                      FAO 27206996
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          1,218.910     11.4709
                      FAO 27217435
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          3,729.965     35.1019
                      FAO 27225609
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            634.219      5.9685
                      FAO 27109228
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            990.355      9.3200
                      FAO 27082356
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

Equity Fund           Sara Leifer                             A         77,746.481      5.5352
                      4 Dogwood Lane
                      Lawrence, NY 11559

                      BHC Securities Inc.                     A      1,116,107.791     79.4615
                      Trade House Account
                      One Commerce Square
                      20005 Market Square
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          4,830.640      5.3395
                      FAO 27937680
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B         11,518.908     12.7322
                      FAO 27130079
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C         26,320.913     35.1837
                      FAO 27137863
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                                                  (table continued on next page)

(table continued from previous page)


                                                                                     PERCENT OF
                                                                                     OUTSTANDING
                                                                                       SHARES
    NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER    CLASS   SHARES OWNED      OF CLASS
    ------------        --------------------------------    -----   ------------      --------
                      BHC Securities Inc.                     C          6,597.901      8.8195%
                      FAO 27162466
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

Overseas Equity Fund  BHC Securities Inc.                     A        428,275.994     86.1901
                      Trade House Account
                      One Commerce Square
                      20005 Market Square
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B            807.319     18.6193
                      FAO 27910459
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B            740.192     17.0711
                      FAO 27090295
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          1,013.825     23.3820
                      FAO 27815966
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B            233.986      5.3964
                      FAO 27119152
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B            605.602     13.9671
                      FAO 27102298
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            341.297      7.9294
                      FAO 27217553
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            262.985      6.1099
                      FAO 27229457
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            546.937     12.7070
                      FAO 27090974
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                                                  (table continued on next page)

(table continued from previous page)


                                                                                     PERCENT OF
                                                                                     OUTSTANDING
                                                                                       SHARES
    NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER    CLASS   SHARES OWNED      OF CLASS
    ------------        --------------------------------    -----   ------------      --------
                      BHC Securities Inc.                     C            261.097      6.0661%
                      FAO 27147414
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            661.813     15.3759
                      FAO 27150425
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            337.012      7.8298
                      FAO 27192901
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          1,562.500     36.3017
                      FAO 27157158
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

Opportunity Fund      Strafe & Co.                            A        326,622.680     31.2173
                      Mendelssohn E IRR
                      P.O. Box 160
                      Westerville, OH 43081-0160

                      BHC Securities Inc.                     A        640,947.973     61.2592
                      Trade House Account
                      One Commerce Square
                      20005 Market Square
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          1,972.956      5.0304
                      FAO 27944020
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          2.076.066      5.2933
                      FAO 27041912
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     B          3,393.456      8.6522
                      FAO 27091450
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            916.168      6.2502
                      FAO 27782715
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                                                  (table continued on next page)

(table continued from previous page)


                                                                                     PERCENT OF
                                                                                     OUTSTANDING
                                                                                       SHARES
    NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER    CLASS   SHARES OWNED      OF CLASS
    ------------        --------------------------------    -----   ------------      --------
                      BHC Securities Inc.                     C            868.924      5.9279%
                      FAO 27913580
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            868.924      5.9279
                      FAO 27913599
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C            761.443      5.1947
                      FAO 27062872
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                      BHC Securities Inc.                     C          1,785.714     12.1824
                      FAO 27033610
                      2005 Market Street, Suite 1200
                      Philadelphia, PA 19103

                          REPUBLIC ADVISOR FUNDS TRUST


                                                                                      PERCENT OF
                                                                                      OUTSTANDING
                                                                                        SHARES
       NAME OF FUND             NAME AND ADDRESS OF RECORD OWNER      SHARES OWNED     OF CLASS
       ------------             --------------------------------      ------------     --------
Fixed Income Fund            Kinco and Co.                              722,165.423      6.4892%
                             FBO 85610021
                             Republic National Bank
                             One Hanson Place, Lower level
                             Brooklyn, NY 11243

                             Wachovia Bank NA                           595,934.531      5.3550
                             Plan of Republic NY Corp. Subsidiaries
                             P.O. Box 3073
                             301 N. Main Street MC NC 31047
                             Winston-Salem, NC 27150

                             Kinco and Co.                              785,337.387      7.0569
                             FBO 85610075
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                             Kinco and Co.                              715,789.326      6.4320
                             FBO 4113
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                             Kinco and Co.                            5,310,122.137     47.7158
                             FBO 5874
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                             Kinco and Co.                              567,644.276      5.1007
                             FBO 4136
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                             Kinco and Co.                              600,988.378      5.4004
                             FBO W14818
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

International Equity Fund    Kinco and Co.                              836,171.621      8.7520
                             FBO 4112
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                                                  (table continued on next page)

(table continued from previous page)


                                                                                      PERCENT OF
                                                                                      OUTSTANDING
                                                                                        SHARES
       NAME OF FUND             NAME AND ADDRESS OF RECORD OWNER      SHARES OWNED     OF CLASS
       ------------             --------------------------------      ------------     --------
                             Kinco and Co.                            2,753,906.690     28.8245%
                             FBO 5868
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                             Kinco and Co.                              967,279.267     10.1243
                             FBO W14818
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

Small Cap Equity Fund        Kinco and Co.                            2,094,355.806     17.6085
                             FBO 4111
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                             Kinco and Co.                            3,148,941.001     26.4751
                             FBO 5867
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                             Kinco and Co.                              960,698.160      8.0772
                             FBO W14818
                             Republic National Bank
                             One Hanson Place, Lower Level
                             Brooklyn, NY 11243

                                                                       EXHIBIT B


                                   EXHIBIT B
                             NEW ADVISORY CONTRACTS

                     FORMS OF PROPOSED ADVISORY AGREEMENTS

     Form of Investment Advisory Contract between Republic Funds and Republic National Bank of New York.

     Form of Investment Advisory Contract Supplement between Republic Funds and Republic National Bank of New York.

     Form of Investment Advisory Contract between Republic Portfolios and Republic National Bank of New York.

     Form of Investment Advisory Contract Supplement between Republic Portfolios and Republic National Bank of New York.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                     EXHIBIT B-1


                          INVESTMENT ADVISORY CONTRACT

                                 REPUBLIC FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                                                          , 1999

Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

     This will confirm the agreement between the undersigned (the 'Trust') and REPUBLIC NATIONAL BANK OF NEW YORK (the 'Adviser') as follows:

          1. The Trust is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the 'Funds') as may be established and designated by the Trust's Board of Trustees (the 'Board of Trustees') from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the 'Covered Funds'). A separate series of shares of beneficial interest in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the 'Prospectus') relating to the Trust and the Funds included in the Trust's registration statement, as amended from time to time (the 'Registration Statement'), filed by the Trust under the Investment Company Act of 1940 (the '1940 Act') and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (the 'Sponsor'), the Trust has employed the Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

          2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

          3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

          (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

          4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

          The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

          The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

          (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

          (c) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

          (d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by


                                     B-1-2
     applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

          5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

          6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a 'business day' is any day the New York Stock Exchange is open for trading.

          7. If the aggregate expenses of every character incurred by, or allocated to, each Covered Fund in any fiscal year, other than interest, taxes, expenses under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Sponsor under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements ('includible expenses'), shall exceed any applicable expense limitations, the Adviser shall pay that Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Covered Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced,


                                     B-1-3
     subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

          8. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or 'interested persons' (as defined in the 1940 Act) of any such party.

          (b) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

          10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

          11. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

          12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

          13. The Declaration of Trust establishing the Trust, together with all amendments thereto (the 'Declaration'), a copy of which is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.


                                     B-1-4

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          REPUBLIC FUNDS

                                          By
                                             ..................................
                                             Name:
                                             Title:

Accepted:

REPUBLIC NATIONAL BANK OF NEW YORK

By
     .................................
     Title:


                                     B-1-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                     EXHIBIT B-2


                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                                 REPUBLIC FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                                                          , 1999

Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

     Re: [Fund]

     This will confirm the agreement between the undersigned (the 'Trust') and REPUBLIC NATIONAL BANK OF NEW YORK (the 'Adviser') as follows:

          1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio.
               (the 'Fund') is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered into an Investment Advisory Contract ('Advisory Contract') pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

          3. As provided in paragraph I of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

          4. The term 'Covered Fund' as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each
     month at the annual rate of   % of the average daily value (as determined
     on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

          6. This Supplement and the Advisory Contract (together, the
     'Contract') shall become effective with respect to the Fund on           ,
     1998 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or 'interested persons' (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          REPUBLIC FUNDS


                                          By
                                             ..................................
                                             Name:
                                             Title:

Accepted:

REPUBLIC NATIONAL BANK OF NEW YORK


By
    ..................................
    Title:


                                     B-2-2

                                                                     EXHIBIT B-3


                          INVESTMENT ADVISORY CONTRACT

                              REPUBLIC PORTFOLIOS
                                FLOOR 2, BLOCK 2
                                HARCOURT CENTRE
                               DUBLIN 2, IRELAND

                                                                          , 1999

Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

     This will confirm the agreement between the undersigned (the 'Trust') and REPUBLIC NATIONAL BANK OF NEW YORK (the 'Adviser') as follows:

          1. The Trust is an open-end investment company organized as a New York trust and consists of one or more separate investment portfolios (the 'Funds') as may be established and designated by the Trust's Board of Trustees (the 'Board of Trustees') from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the 'Covered Funds'). Separate interests in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective registration statement relating to the Trust and the Funds, as amended from time to time (the 'Registration Statement'), filed by the Trust under the Investment Company Act of 1940 (the '1940 Act'). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to an Exclusive Placement Agent Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (Ireland) Ltd. (the 'Sponsor'), the Trust has employed the Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

          2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of the Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

          3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

          (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, and redeeming interests in the Trust; expenses of preparing and printing prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

          4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

          The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

          The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

          (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

          (c) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

          (d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.


                                     B-3-2

          (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

          5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

          6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Registration Statement for the computation of net asset value. For purposes of this Contract, a 'business day' is any day the New York Stock Exchange is open for trading.

          7. If the aggregate expenses of every character incurred by, or allocated to, a feeder fund in a two tier mutual fund structure which invests substantially all of its investable assets in a Covered Fund (a 'Feeder Fund') in any fiscal year, other than interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense) otherwise allocable to the Feeder Fund, but including the fees payable under this Contract ('includible expenses'), shall exceed any applicable expense limitations, the Adviser shall pay the corresponding Covered Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the


                                     B-3-3
     limitations referred to in this paragraph 7 for a fiscal year with respect to a Feeder Fund, the monthly fees relating to the corresponding Covered Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

          8. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or 'interested persons' (as defined in the 1940 Act) of any such party.

          (b) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

          10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

          11. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

          12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

          13. The Declaration of Trust establishing the Trust, together with all amendments thereto (the 'Declaration'), provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee,


                                     B-3-4
     officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          REPUBLIC PORTFOLIOS

                                          By
                                              .................................
                                             Name:
                                             Title:

Accepted:

REPUBLIC NATIONAL BANK OF NEW YORK

By
    ..................................
     Title:


                                     B-3-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                     EXHIBIT B-4


                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                              REPUBLIC PORTFOLIOS
                                FLOOR 2, BLOCK 2
                                HARCOURT CENTRE
                               DUBLIN 2, IRELAND

                                                                          , 1999

Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

     Re: [Fund]

     This will confirm the agreement between the undersigned (the 'Trust') and REPUBLIC NATIONAL BANK OF NEW YORK (the 'Adviser') as follows:

          1. The Trust is an open-end management investment company organized as a New York trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Separate interests of the Trust are offered to investors with respect
     to each investment portfolio.           (the 'Fund') is a separate
     investment portfolio of the Trust.

          2. The Trust and the Adviser have entered into an Investment Advisory Contract ('Advisory Contract') pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

          3. As provided in paragraph I of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

          4. The term 'Covered Fund' as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each
     month at the annual rate of       % of the average daily value (as
     determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

          6. This Supplement and the Advisory Contract (together, the
     'Contract') shall become effective with respect to the Fund on           ,
     1998 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees, and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or 'interested persons' (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          REPUBLIC PORTFOLIOS


                                          By  .................................
                                              Name:
                                              Title:

Accepted:

REPUBLIC NATIONAL BANK OF NEW YORK


By  ..............................
    Title:


                                     B-4-2

                                                                       EXHIBIT C


                                   EXHIBIT C
                           NEW SUB-ADVISORY CONTRACTS

                    FORM OF PROPOSED SUB-ADVISORY AGREEMENTS

     Form of Sub-Advisory Agreement between Republic National Bank of New York and each Sub-Adviser.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT C


                     [REPUBLIC FUNDS] [REPUBLIC PORTFOLIOS]
                                     [FUND]
                             SUB-ADVISORY AGREEMENT

     AGREEMENT, effective commencing on           , 1999, between           (the
'Sub-adviser') and REPUBLIC NATIONAL BANK OF NEW YORK (the 'Manager').

     WHEREAS, the Manager has been retained by           (the 'Trust'), a
[Massachusetts business trust] [New York trust] registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the '1940 Act'), to provide investment advisory services to
          (the 'Fund') pursuant to an Investment Advisory Contract and
Supplement thereto dated           , 1998 (the 'Advisory Agreement');

     WHEREAS, the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or 'interested persons,' as defined in the 1940 Act, of any party to this Agreement, have approved the appointment of the Sub-adviser to perform certain investment advisory services for the Fund pursuant to this Sub-advisory Agreement and the Sub-adviser is willing to perform such services for the Fund;

     WHEREAS, pursuant to an order of exemption from the Securities and Exchange Commission ('SEC'), the performance by Sub-adviser of the services contemplated herein is not subject to approval by the shareholders of the Trust or the Fund;

     WHEREAS, the Sub-adviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended ('Advisers Act');

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-adviser as follows:

          1. Appointment. The Manager hereby appoints the Sub-adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-advisory Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Sub-adviser will, in coordination with the Manager, (a) provide a program of continuous investment management for the portion of the Fund allocated by the Manager to the Sub-adviser (the 'Sub-adviser's Portfolio') for management in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-adviser by the Manager; (b) make investment decisions for the Sub-adviser's Portfolio; and (c) place orders to purchase and sell securities for the Sub-adviser's Portfolio. In particular, the Sub-adviser will be responsible for the market timing of purchases and sales and for all yield enhancement strategies used in managing the Sub-adviser's Portfolio.

          In performing its investment management services to the Fund hereunder, the Sub-adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy, with respect, in all cases, to the Sub-adviser's Portfolio. The Sub-adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Sub-adviser's Portfolio will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Sub-adviser's Portfolio. The Sub-adviser will determine what portion of the Sub-adviser's Portfolio shall be invested in securities and other assets.

          The Sub-adviser further agrees that, in performing its duties hereunder, it will:

             (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the 'Code'), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

             (b) manage the Sub-adviser's Portfolio so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder, and conduct periodically such Subchapter M compliance reviews as the Manager and Sub-adviser determine appropriate;

             (c) place orders pursuant to its investment determinations for the Sub-adviser's Portfolio directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

             (d) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Sub-adviser's Portfolio's assets or contemplated investments. In addition, the Sub-adviser will keep the Trust and the Trustees informed of developments materially affecting the Sub-adviser's Portfolio and shall, on the Sub-adviser's own initiative, furnish to the Trust from time to time whatever information the Sub-adviser believes appropriate for this purpose;

             (e) provide the Manager and the Board of Trustees of the Trust with a copy of a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption. Within fifteen days of the end of the calendar quarter of each year that this Sub-advisory Agreement is in effect, the president or a vice-president of the Sub-adviser shall certify to the Manager that the Sub-adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Manager, the Sub-adviser shall permit the Manager, its employees or its agents to examine the reports required to be made to the Sub-adviser by Rule 17j-l(c)(1) and all other records relevant to the Sub-adviser's code of ethics;

             (f) provide the Manager with a copy of its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Manager at least annually;

             (g) notify the Manager of any change of control of the Sub-adviser and any changes in the key personnel or general partners of the Sub-adviser, in each case prior to or promptly after such change;

             (h) make available to the Manager and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Sub-adviser's Portfolio as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Sub-adviser will furnish the Trustees with such periodic and special reports regarding the Sub-adviser's Portfolio as they may reasonably request;

             (i) immediately notify the Manager and the Trust in the event that the Sub-adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Sub-advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-adviser further agrees to notify the Trust and the Manager immediately of any material fact known to the Sub-adviser respecting or relating to the Sub-adviser that is not contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

          3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 3, the Sub-adviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Sub-adviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

          The Sub-adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-adviser in this Section
     3. In particular, but without limiting the generality of the foregoing, the Sub-adviser shall not be responsible for any of the following expenses of the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to the Manager and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale (if any); freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Sub-adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Sub-adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

          4. Compensation. As compensation for the services provided and expenses assumed by the Sub-adviser under this Agreement, the Trust will pay the Sub-adviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily on the basis of the Sub-adviser's Portfolio's average daily net assets allocated to the Sub-adviser at an
     annual rate of           . The 'average daily net assets' of the
     Sub-adviser's Portfolio shall mean the average of the values placed on the Sub-adviser's Portfolio's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Sub-adviser's compensation is payable pursuant to this Section, then the Sub-adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Sub-adviser shall be entitled to a pro rata portion of the fee under this Section 4 through and including the date upon which the Agreement is terminated and the Sub-adviser ceases to provide investment advisory services to the Fund hereunder.

          5. Books and Records. The Sub-adviser agrees to maintain such books and records with respect to its services to the Fund as are required by
     Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. The Sub-adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

          6. Standard of Care and Limitation of Liability. The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Sub-advisory Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Sub-advisory Agreement relate, provided that nothing in this Sub-advisory Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Fund or to holders of the Fund's shares to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Sub-advisory Agreement. As used in this
     Section 6, the term 'Sub-adviser' shall include any officers, directors, partners, employees or other affiliates of the Sub-adviser performing services for the Fund.

          7. Indemnification.

          (a) The Sub-adviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any way related to, the investment decisions rendered by the Sub-adviser concerning the Sub-adviser's Portfolio in a manner inconsistent with Section 6 hereof, any failure of the Sub-adviser to fulfill any of its other obligations under this Sub-advisory Agreement, any material misrepresentation, or omission to disclose material facts, by the Sub-adviser to the Manager or any shareholder of the Fund, or any violation of applicable law by the Sub-adviser. The Sub-adviser also agrees to indemnify and hold harmless the Manager with respect to any losses incurred as the result of errors made by the Sub-adviser in transmitting orders to any broker for execution.

          (b) The Manager hereby agrees to indemnify and hold harmless the Sub-adviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Sub-advisory Agreement. The Manager also agrees to indemnify and hold harmless the Sub-adviser with respect to any losses related to the failure of any other sub-adviser to the Fund to perform its obligations to the Fund in a manner consistent with the applicable sub-advisory agreement between the Manager and such other sub-adviser, provided that the Manager's liability to the Sub-adviser shall be limited to the extent that the Manager is indemnified by the other sub-adviser and the Manager uses all reasonable efforts to obtain any indemnification that is available to the Manager from the other sub-adviser.

          (c) If any party seeks indemnification under this Agreement (an 'indemnified party'), it shall notify the other party (the 'indemnifying party') in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to participate at its own expense in the defense of any such claim or action with counsel of its own choosing satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

          8. Services Not Exclusive. It is understood that the services of the Sub-adviser are not exclusive, and that nothing in this Sub-advisory Agreement shall prevent the Sub-adviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Sub-advisory Agreement, interfere in a material manner with the Sub-adviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Sub-adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-adviser recommends the purchase or sale of the same security for the

     Fund, the Sub-adviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-adviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

          9. Documentation. The Fund shall provide the Sub-adviser with the following documents, as soon as they are available:

             (a) the Trust's registration statement relating to the Fund, and any amendments thereto;

             (b) the Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

             (c) resolutions of the Board of Trustees of the Trust authorizing
        the appointment of           to serve as Sub-adviser and approving this
        Sub-advisory Agreement;

             (d) the Trust's Notification of Registration on Form N-8A; and

             (e) the Fund's current Prospectus and Statement of Additional Information, and any supplements thereto.

          10. Duration and Termination. This Sub-advisory Agreement shall continue for an initial term of two years from the date set forth above, and shall thereafter continue in effect only so long as continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or 'interested persons' of any party to this Agreement, at a meeting called for that purpose, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Sub-advisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by (i) the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, or (ii) the Manager, or (b) by the Sub-adviser upon thirty (30) days' written notice to the Fund, provided that the Sub-adviser shall continue to be responsible for managing the assets of the Fund for sixty (60) business days after the end of the notice period unless the Fund shall agree in writing to shorten the period. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this
     Section 10(b) shall be without penalty and, further, the compensation schedule set forth in Section 4 hereof shall apply to the service of the Sub-adviser beyond the end of the notice period provided in this Section 10(b). This Sub-advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Advisory Agreement.

          11. Amendments. No provision of this Sub-advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Sub-advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

          12. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

          If to the Manager:

            Republic National Bank of New York
            452 Fifth Avenue
            New York, New York 10018
            Attention: Mr. Richard A. Fabietti

          If to the Sub-adviser:

            [Name]
            [Address]
            Attention:

          Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

          13. Miscellaneous.

          (a) This Sub-advisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. Exclusive original jurisdiction to any claim, action or dispute between the parties arising out of this Agreement shall be solely in state or federal district courts sitting in the State of New York.

          (b) The captions of this Sub-advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Sub-advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Sub-advisory Agreement shall not be affected hereby and, to this extent, the provisions of this Sub-advisory Agreement shall be deemed to be severable. Where the effect of a requirement of the federal securities laws reflected in any provision of this Sub-advisory Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

          (d) Nothing herein shall be construed as constituting the Sub-adviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Sub-adviser.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their officers designated below as of           , 199 .

                                            SUB-ADVISER

                                            By
                                                ................................
                                                Name:
                                                Title:

                                            REPUBLIC NATIONAL BANK OF NEW YORK

                                            By
                                                ................................
                                                Name:
                                                Title:

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT D

                 SUMMARY INFORMATION ON REPUBLIC, HSBC BANK USA
                              AND THE SUB-ADVISERS

REPUBLIC NATIONAL BANK OF NEW YORK

     Republic, whose principal business address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to each Portfolio pursuant to the Current Management Agreements. Republic also serves as investment adviser to the U.S. Government Money Market Fund, the Money Market Fund, the New York Tax-Free Money Market Fund and the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. The principal business address of Republic New York Corporation is 452 Fifth Avenue, New York, New York 10018. As of December 31, 1998, Republic was the 17th largest commercial bank in the United States measured by deposits.

     Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased.

     Republic's directors and principal executive officers are set forth below. The address of each as it relates to his or her duties at Republic, is the same as that of Republic.

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     Dov C. Schlein                   Director and Chairman of the Board and Chief Executive
                                      Officer
     Elias Saal                       President and Chairman of the Executive Committee
     Cyril S. Dwek                    Director and Vice Chairman of the Board
     Nathan Hasson                    Director and Vice Chairman of the Board and Treasurer
     Vito S. Portera                  Director and Vice Chairman of the Board
     Stephen J. Saali                 Director and Vice Chairman of the Board
     Rodney G. Ward                   Director and Vice Chairman of the Board
     George T. Wendler                Director and Vice Chairman of the Board
     Paul L. Lee                      Director and Executive Vice President
     Stan Martin                      Executive Vice President and Chief Financial Officer
     Richard C. Spikerman             Director and Executive Vice President
     John Tamberlane                  Director and President, Consumer Bank Division
     Ernest Ginsberg                  Director
     Peter Kimmelman                  Director
     Leonard Lieberman                Director
     Peter J. Mansbach                Director
     William C. McMillen, Jr.         Director
     Martin Mertz                     Director

                                                  (table continued on next page)

(table continued from previous page)

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     Charles G. Meyer                 Director
     James L. Morice                  Director
     Janet L. Norwood                 Director
     William P. Rogers                Director
     Walter H. Weiner                 Director

HSBC BANK USA

     HSBC Bank USA is indirectly owned by HSBC Holdings plc, which has consolidated group assets totaling $483 billion and is the largest banking organization headquartered in the United Kingdom. At December 31, 1998, HSBC Bank USA had total assets of $33.776 billion, total deposits of $27,291 billion and total shareholder's equity of $2,374 billion.

     The directors and principal executive officers of HSBC Bank USA are set forth below:

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     Saul H. Alfiero                  Director
     John R. H. Bond                  Director
     I. Malcolm Burnett               Director, President and Chief Executive Officer
     James H. Cleave                  Director
     Frances D. Fergusson             Director
     Douglas H. Flint                 Director
     Ulric Haynes, Jr.                Director
     Richard A. Jalkut                Director
     Bernard J. Kennedy               Director
     Youssef A. Nasr                  Director
     Jonathan Newcomb                 Director
     Henry J. Nowak                   Director
     Robert B. Engel                  Chief Banking Officer
     Robert M. Butcher                Executive Vice President and Chief Financial Officer
     Vincent J. Mancuso               Executive Vice President (and Auditor)
     Paul E. Martin                   Executive Vice President and Chief Credit Officer
     Gerald A. Ronning                Executive Vice President and Controller
     Philip S. Toohey                 Legal Advisor and Secretary

MILLER ANDERSON & SHERRERD, LLP

     Miller Anderson & Sherrerd, LLP ('MAS') is the Sub-Adviser to the Republic Fixed Income Portfolio. MAS has been in the investment advisory business since 1969, and as of June 30, 1999, had in excess of $63.1 billion in assets under management. MAS is a Pennsylvania limited liability partnership with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

     MAS is wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is a division of Morgan Stanley Dean Witter Investment Management. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors.

     MAS' principal executive officers are set forth below. The address of each as it relates to his or her duties at MAS, is the same as that of MAS.

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     Thomas L. Bennett                Executive Committee Member
     Robert J. Marcin                 Executive Committee Member
     Gary G. Schlarbaum               Executive Committee Member
     Marna C. Whittington             Executive Committee Member
     Richard B. Worley                Executive Committee Member

ALLIANCE CAPITAL MANAGEMENT L.P.

     Alliance Capital Management L.P. ('Alliance') is one of the two Sub-Advisers to the Equity Fund. Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York 10105, is a leading international investment manager supervising client accounts with assets as of June 30, 1999 totalling approximately $321 billion. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

     Alliance Capital Management Corporation ('ACMC') is the general partner of Alliance and conducts no other active business. Units representing assignments of beneficial ownership of limited partnership interests of Alliance ('Units') are publicly traded on the New York Stock Exchange. As of June 30, 1999, The Equitable Life Assurance Society of the United States ('Equitable'), ACMC, Inc. and Equitable Capital Management Corporation ('ECMC') were the beneficial owners of approximately 56.6% of the outstanding Units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable, a New York life insurance company. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ('ECI'), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1999, AXA, a French company, owned approximately 58.4% of the issued and outstanding shares of the common stock of ECI.

     Alliance's principal executive officers are set forth below. The address of each as it relates to his or her duties at Alliance, is the same as that of Alliance.

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     Dave H. Williams                 Chairman of the Board
     Bruce W. Calvert                 Vice Chairman and Chief Executive Officer
     John D. Carifa                   President and Chief Operating Officer
     Alfred Harrison                  Vice Chairman
     David R. Brewer, Jr.             Senior Vice President and General Counsel
     Robert H. Joseph, Jr.            Senior Vice President and Chief Financial Officer

BRINSON PARTNERS, INC.

     Brinson Partners, Inc. is one of the two Sub-Advisers to the Equity Fund. Brinson Partners, Inc., a Delaware corporation, is a part of UBS Brinson ('Brinson'), which is the institutional asset management division of UBS AG. Brinson is an investment management firm managing, as of June 30, 1999, approximately $280 billion of assets for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson has offices in fifteen locations worldwide, with its headquarters in Chicago. UBS

AG is headquartered in Zurich, Switzerland, and is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Principal executives of Brinson Partners Inc. are set forth below. The address of each as it relates to his or her duties at Brinson is the same as that of Brinson, which is as follows:

    209 South LaSalle Street
    Chicago, IL 60504-1295

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     Gary P. Brinson                  Chairman and Chief Investment Officer
     Peter Wuffli                     Chief Executive Officer (effective Sept. 1, 1999)
     Samuel W. Anderson               Managing Director
     Richard C. Carr                  Managing Director
     Norman D. Cumming                Managing Director
     Jeffrey J. Diermeier             Managing Director
     Henry Doorn Jr.                  Managing Director
     J. Gary Fencik                   Managing Director
     M. Dale Fritz                    Managing Director
     Roger M. Gray                    Managing Director
     A. Bart Holaday                  Managing Director
     Denis S. Karnosky                Managing Director
     Benjamin F. Lenhardt Jr.         Managing Director
     E. Thomas McFarlan               Managing Director
     Ulrich Niederer                  Managing Director
     Nicholas C. Rassas               Managing Director

CAPITAL GUARDIAN TRUST COMPANY

     Capital Guardian Trust Company ('CGTC') is the Sub-Adviser to the International Equity Portfolio. CGTC, which was founded in 1968, is a wholly owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc. CGTC is located at 333 South Hope Street, Los Angeles, California 90071. As of June 30, 1999, CGTC managed in excess of $95 billion of assets primarily for large institutional clients.

     Seventeen principal executive officers are set forth below. The address of each as it relates to his or her duties at CGTC, is the same as that of CGTC.

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     David I. Fisher                  Chairman
     Robert Ronus                     President
     John H. Seiter                   Executive Vice President/Director, Client Relations &
                                      Marketing
     Eugene P. Stein                  Executive Vice President/Director
     Michael D. Beckman               Senior Vice President/Treasurer/Director
     Roberta A. Conroy                Senior Vice President/Counsel/Director
     William H. Hurt                  Senior Vice President/Director
     Nancy J. Kyle                    Senior Vice President/Director
     John R. McIlwraith               Senior Vice President/Director
     Theodore R. Samuels              Senior Vice President/Director

                                                  (table continued on next page)

(table continued from previous page)

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     Andrew Barth                     Director
     Larry Clemmensen                 Director
     Karin Larson                     Director
     D. James Martin                  Director
     James Mulally                    Senior Vice President/Director
     Jason Pilalas                    Director
     Shaw Wagener                     Director

MFS INSTITUTIONAL ADVISORS, INC.

     MFS Institutional Advisors, Inc. ('MFSI') is the Sub-Adviser to the Small Cap Equity Portfolio. MFSI, together with its parent company, Massachusetts Financial Services Company ('MFS'), is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $114.3 billion on behalf of approximately 4.5 million investor accounts as of June 30, 1999. As of such date, the MFS organization managed approximately $85.4 billion of assets invested in equity securities, approximately $24.2 billion of assets invested in fixed income securities, and $4.7 billion of assets invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ('Sun Life'). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

     MFSI's principal executive officers are set forth below. The address of each as it relates to his or her duties at MFSI is the same as that of MFSI.

             NAME                                 PRINCIPAL OCCUPATION
             ----                                 --------------------
     Jeffrey L. Shames                Chairman
     Arnold D. Scott                  Director
     Joseph J. Trainor                Director and President
     Thomas J. Cashman, Jr.           Director
     Leslie J. Nanberg                Director, Senior Vice President and Managing Director
     Kevin R. Parke                   Executive Vice President and Managing Director
     Fletcher B. Coleman              Senior Vice President, Managing Director of Insurance
                                      Services Group
     George F. Bennett, Jr.           Senior Vice President and Managing Director
     Brianne Grady                    Senior Vice President and Managing Director
     Robert T. Burns                  Secretary
     Joseph W. Dello Russo            Treasurer
     Thomas B. Hastings               Assistant Treasurer

                                  APPENDIX 1

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                 PROXY CARD FOR
                     REPUBLIC MONEY MARKET FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic"), following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date the Acquisition is completed, through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL 1 ABOVE.

                            PLEASE SIGN, DATE AND RETURN PROMPTLY

                            Receipt of Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

                            ---------------------------------------------------
                            Sign here exactly as name(s) appears on account.

                            ---------------------------------------------------

                            Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                  APPENDIX 2


                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                 PROXY CARD FOR
             REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic"), following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date the Acquisition is completed, through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL 1 ABOVE.

                            PLEASE SIGN, DATE AND RETURN PROMPTLY

                            Receipt of Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

                            ---------------------------------------------------
                            Sign here exactly as name(s) appears on account.

                            ---------------------------------------------------

                            Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                  APPENDIX 3


                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035
                                 PROXY CARD FOR
            REPUBLIC NEW YORK TAX-FREE MONEY MARKET FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic"), following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date the Acquisition is completed, through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL 1 ABOVE.

                            PLEASE SIGN, DATE AND RETURN PROMPTLY

                            Receipt of Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

                            ---------------------------------------------------
                            Sign here exactly as name(s) appears on account.

                            ---------------------------------------------------

                            Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                  APPENDIX 4


                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                 PROXY CARD FOR
                REPUBLIC NEW YORK TAX-FREE BOND FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic"), following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date the Acquisition is completed, through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL 1 ABOVE.

                            PLEASE SIGN, DATE AND RETURN PROMPTLY

                            Receipt of Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

                            ---------------------------------------------------
                            Sign here exactly as name(s) appears on account.

                            ---------------------------------------------------

                            Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                   APPENDIX 5

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                 PROXY CARD FOR
                         REPUBLIC BOND FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic") following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To approve a new sub-advisory contract between Republic and Miller Anderson & Sherrerd, LLP following termination of the current sub-advisory contract as a result of the Acquisition. If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR both Proposals 1 and 2 above.

                              PLEASE SIGN, DATE AND RETURN PROMPTLY

                              Receipt of Notice of Special Meeting
                              of Shareholders and Proxy Statement
                              is hereby acknowledged.



                            ---------------------------------------------------
                               Sign here exactly as name(s) appears on account.


                            ---------------------------------------------------

                               Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                   APPENDIX 6

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                 PROXY CARD FOR
                     REPUBLIC FIXED INCOME FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic") following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To approve a new sub-advisory contract between Republic and Miller Anderson & Sherrerd, LLP following termination of the current sub-advisory contract as a result of the Acquisition. If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR both Proposals 1 and 2 above.

                              PLEASE SIGN, DATE AND RETURN PROMPTLY

                              Receipt of Notice of Special Meeting
                              of Shareholders and Proxy Statement
                              is hereby acknowledged.



                             ---------------------------------------------------
                              Sign here exactly as name(s) appears on account.


                             ---------------------------------------------------

                              Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                   APPENDIX 7

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                 PROXY CARD FOR
                        REPUBLIC EQUITY FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic") following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To approve new sub-advisory contracts between Republic and Alliance Capital Management, L.P. and Brinson Partners, Inc. following termination of the current sub-advisory contracts as a result of the Acquisition. If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contracts will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contracts, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR both Proposals 1 and 2 above.

                                PLEASE SIGN, DATE AND RETURN PROMPTLY

                                Receipt of Notice of Special Meeting
                                of Shareholders and Proxy Statement
                                is hereby acknowledged.


                             ---------------------------------------------------
                                Sign here exactly as name(s) appear on account.


                             ---------------------------------------------------

                                Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                   APPENDIX 8

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                 PROXY CARD FOR
                 REPUBLIC INTERNATIONAL EQUITY FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic") following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To approve a new sub-advisory contract between Republic and Capital Guardian Trust Company following termination of the current sub-advisory contract as a result of the Acquisition. If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR both Proposals 1 and 2 above.


                                PLEASE SIGN, DATE AND RETURN PROMPTLY

                                Receipt of Notice of Special Meeting
                                of Shareholders and Proxy Statement
                                is hereby acknowledged.


                             ---------------------------------------------------
                                Sign here exactly as name(s) appear on account.


                             ---------------------------------------------------

                                Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                   APPENDIX 9


                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                 PROXY CARD FOR
                   REPUBLIC OVERSEAS EQUITY FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic") following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To approve a new sub-advisory contract between Republic and Capital Guardian Trust Company following termination of the current sub-advisory contract as a result of the Acquisition. If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR both Proposals 1 and 2 above.


                                PLEASE SIGN, DATE AND RETURN PROMPTLY

                                Receipt of Notice of Special Meeting
                                of Shareholders and Proxy Statement
                                is hereby acknowledged.


                             ---------------------------------------------------
                                Sign here exactly as name(s) appear on account.


                             ---------------------------------------------------

                                Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                  APPENDIX 10

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                 PROXY CARD FOR
                   REPUBLIC SMALL CAP EQUITY FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic") following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To approve a new sub-advisory contract between Republic and MFS Institutional Advisors, Inc. following termination of the current sub-advisory contract as a result of the Acquisition. If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR both Proposals 1 and 2 above.


                                PLEASE SIGN, DATE AND RETURN PROMPTLY

                                Receipt of Notice of Special Meeting
                                of Shareholders and Proxy Statement
                                is hereby acknowledged.


                             ---------------------------------------------------
                                Sign here exactly as name(s) appear on account.


                             ---------------------------------------------------

                                Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                                  APPENDIX 11

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                 PROXY CARD FOR
                     REPUBLIC OPPORTUNITY FUND (THE "FUND")

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve a new investment advisory contract with Republic National Bank of New York ("Republic") following termination of the current advisory contract as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

2. To approve a new sub-advisory contract between Republic and MFS Institutional Advisors, Inc. following termination of the current sub-advisory contract as a result of the Acquisition. If for any reason the shareholders meeting for the Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for October 1, 1999, your approval of the new contract will also constitute approval of its implementation for an interim period beginning from the date Acquisition is completed through the date when the Fund has obtained the necessary shareholder approval of the new contract, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain

3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR both Proposals 1 and 2 above.


                                PLEASE SIGN, DATE AND RETURN PROMPTLY

                                Receipt of Notice of Special Meeting
                                of Shareholders and Proxy Statement
                                is hereby acknowledged.


                             ---------------------------------------------------
                                Sign here exactly as name(s) appear on account.


                             ---------------------------------------------------

                                Dated:  _____________________, 1999

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

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